Exhibit A of Exhibit 10.23, Dyad Australia Prospect Agreement
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                                   EXHIBIT "A"

        To the Letter Agreement between Dyad-Australia, Inc. and Beta Oil & Gas, Inc, et al dated January 25, 1999.

        LANDS SUBJECT TO THIS AGREEMENT:

                           Authority to Prospect ATP 554P
                         Block Identification Map - Series B
                                       Conclurry
                            State of Queensland, Australia
                                      Blocks (25)

                                       3101-3106
                                       3173-3178
                                       3245-3250
                                       3319-3322
                                       3392-3394

        PARTIES TO THIS AGREEMENT AND THEIR PERCENTAGES:

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                                         % INTEREST IN THIS      % INTEREST - ASSUMING
                                             AGREEMENT          ELECTION TO PARTICIPATE
                                                                        AT STAGE 1
---------------------------------------------------------------------------------------
       Beta Oil & Gas, Inc.                     20%                         10%
       901 Dove Street, Suite 230
       Newport Beach, Ca. 922660

       Penasco Investment Company               15%                        7.5%
       3709 Maplewood
       Dallas, Texas 75205
       Attn: John P. Tatum

       Keenan Queensland II, Ltd.            9.208%                      4.604%
       2900 Weslayan, Suite 500
       Houston, Texas 77027

       Golden Triangle Industries            4.875%                     2.4275%
       P.O. Box 22010
       Albuquerque, New Mexico 87154-2010

       Ken Kamon                             4.875%                     2.4375%
       306 W. Wall, Ste. 375
       Midland, Texas 79701

       Dyad - Australia, Inc.               46.042%                     23.021%
       306 W. Wall, Ste. 1410
       Midland, Texas 79705

                                          -------------------------------------
                             TOTAL             100%                       50.0%
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